                       SECURITIES AND EXCHANCE COMMISSION

                            Washington, D.C.  20549
                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934
                                  ____________

      Date of Report (Date of earliest event reported):  February 12, 2001
                                 ______________


                                         UNIVERSAL CORPORATION

        Virginia                                1-652                              54-0414210
(State or other jurisdiction            (Commission File Number)          (I.R.S. Employer Identification
    of organization)                                                                 Number)
                                       1501 North Hamilton Street
                                           Richmond, Virginia
                                              (804) 359-9311

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits
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                                EXPLANATORY NOTE

     On September 6, 2000, Universal Corporation commenced a continuous medium term note offering under a prospectus dated August 28, 2000 and a prospectus supplement dated September 6, 2000. This Current Report on Form 8-K is filed for the purpose of filing the Fixed Rate Note that was issued February 12, 2001 pursuant to a Pricing Supplement dated February 7, 2001 previously filed in connection with that medium term note program.

The following exhibits are filed herewith.

Exhibit Number                                   Description

       4                   $150,000,000 7.875% Fixed Rate Note due February 15,
                           2008

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                              UNIVERSAL CORPORATION


               By:     /s/ GEORGE C. FREEMAN, III
                    --------------------------------
                  George C. Freeman, III
                  General Counsel & Secretary



Date:  February 12, 2001